Exhibit 24.1

MOLYCORP, INC.
REGISTRATION STATEMENT ON FORM S-4
POWER OF ATTORNEY
Each of the undersigned directors and officers of Molycorp, Inc., a Delaware corporation (the “Registrant”), hereby constitutes and appoints each of Mark A. Smith, Michael F. Doolan, James S. Allen and John F. Ashburn, Jr., with full power of substitution and resubstitution, as the true and lawful attorney-in-fact or attorneys-in-fact of the undersigned to execute and file (i) a Registration Statement on Form S-4 (the “Form S-4 Registration Statement”) with respect to the registration under the Securities Act of 1933 (the “Securities Act”) of debt securities of the Registrant in connection with the exchange offer of such debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements and registration statements filed pursuant to Rule 462 of the Securities Act, and (ii) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority or exchange with respect to the debt securities covered by the Form S-4 Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said director and/or officer, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.
This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.
Executed as of this 21st day of November, 2012.

Signature	Title

/s/ Mark A. Smith	President, Chief Executive Officer and Director (Principal Executive Officer)
Mark A. Smith

/s/ Michael F. Doolan	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
Michael F. Doolan

/s/ Russell D. Ball	Director
Russell D. Ball

/s/ Ross R. Bhappu	Director
Ross R. Bhappu

/s/ Brian T. Dolan	Director
Brian T. Dolan

/s/ John Graell	Director
John Graell

/s/ Charles R. Henry	Director
Charles R. Henry

/s/ Mark S. Kristoff	Director
Mark S. Kristoff

/s/ Alec Machiels	Director
Alec Machiels

/s/ Jack E. Thompson	Director
Jack E. Thompson